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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 21, 2000
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                                VTEL CORPORATION
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             (Exact name of registrant as specified in its charter)



            Delaware                    0-20008                 74-2415696
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(State or other jurisdiction of     (Commission File           (IRS Employer
         incorporation)                 Number)              Identification No.)

108 Wild Basin Road, Austin, Texas                                78746
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:    (512) 437-2700
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                                (Not Applicable)
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         (Former name or former address, if changed since last report)

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Item 4.  Changes in Registrant's Certifying Accountant
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         (a)(1)(i)At  a meeting held on April 21, 2000,  the Audit  Committee of the Board of Directors of VTEL Corporation (the "Company") approved the engagement of Ernst & Young LLP as its independent auditors for the fiscal year ending July 31, 2000 to replace the Company's predecessor auditing firm who resigned March 30,1999.

                  (a)(1)(iiThe decision to engage Ernst & Young LLP was approved by the Audit Committee of the Board of Directors of the Company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            VTEL CORPORATION
                            (Registrant)


Date: April 27, 2000        By:     /s/ Mark Lang
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                                    Mark Lang, Chief Financial Officer
                                    (Principal Financial and Accounting Officer)



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